Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended September 30, 2022

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(3,698,673)
Unrealized Gain (Loss) on Market Value of Commodity Futures	(17,080,434)
Dividend Income	493,914
Interest Income	55,571
ETF Transaction Fees	350
Total Income (Loss)	$(20,229,272)

Expenses
Management Fees	$184,560
Professional Fees	49,499
Brokerage Commissions	17,816
Directors' Fees and insurance	6,352
NYMEX License Fee	1,338
Total Expenses	$259,565
Net Income (Loss)	$(20,488,837)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 9/1/22	$290,594,807
Withdrawals (50,000 Shares)	(2,552,928)
Net Income (Loss)	(20,488,837)

Net Asset Value End of Month	$267,553,042
Net Asset Value Per Share (5,200,000 Shares)	$51.45

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended September 30, 2022 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended September 30, 2022

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(10,020,224)
Unrealized Gain (Loss) on Market Value of Commodity Futures	5,499,111
Dividend Income	265,959
Interest Income	14,299
ETF Transaction Fees	350
Total Income (Loss)	$(4,240,505)

Expenses
Management Fees	$74,901
Professional Fees	31,125
Brokerage Commissions	5,634
Directors' Fees and insurance	7,070
NYMEX License Fee	1,337
Total Expenses	$120,067
Net Income (Loss)	$(4,360,572)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 9/1/22	$145,151,587
Withdrawals (150,000 Shares)	(3,127,063)
Net Income (Loss)	(4,360,572)

Net Asset Value End of Month	$137,663,952
Net Asset Value Per Share (6,700,000 Shares)	$20.55

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended September 30, 2022 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended September 30, 2022

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(13,718,897)
Unrealized Gain (Loss) on Market Value of Commodity Futures	(11,581,323)
Dividend Income	759,873
Interest Income	69,870
ETF Transaction Fees	700
Total Income (Loss)	$(24,469,777)

Expenses
Management Fees	$259,461
Professional Fees	80,624
Brokerage Commissions	23,450
Directors' Fees and insurance	13,422
NYMEX License Fee	2,675
Total Expenses	$379,632
Net Income (Loss)	$(24,849,409)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 9/1/22	$435,746,394
Withdrawals (200,000 Shares)	(5,679,991)
Net Income (Loss)	(24,849,409)

Net Asset Value End of Month	$405,216,994

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended September 30, 2022 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596